UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2014

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
First Amendment to Credit Agreement
On May 1, 2014, Post Holdings, Inc. (the “Company”) entered into a First Amendment to Credit Agreement (the “Amendment”) with Wells Fargo Bank, National Association, in its capacity as Administrative Agent and acting with the consent of the “Required Lenders,” and the “Required Lenders” and the “Guarantors” party thereto, to amend its Credit Agreement dated as of January 29, 2014, among the Company, the institutions from time to time party thereto as Lenders (the “Lenders”), Barclays Bank PLC, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Wells Fargo Securities, LLC, as Joint Lead Arrangers and Joint Bookrunners, Barclays Bank PLC, as Syndication Agent, Credit Suisse AG, Cayman Islands Branch and Goldman Sachs Bank USA, as Documentation Agents, and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (the “Credit Agreement”). The Credit Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 3, 2014. The Amendment includes certain amendments that are effective immediately to (i) facilitate the Company’s acquisition of MFI Holding Corporation (“Michael Foods”) and permit the additional financing contemplated as part of the acquisition and (ii) permit the Company to borrow under the revolving credit facility (the “Revolving Credit Facility”) established under the Credit Agreement, as amended by the Amendment, so long as its consolidated leverage ratio, calculated as provided in the Credit Agreement and Amendment, is not equal to or greater than 7.25 to 1.00 (increased from 5.75 to 1.00), provided that if the Agreement and Plan of Merger, dated as of April 16, 2014, by and among the Company, Acquisition Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Company, Michael Foods and GS Capital Partners VI Fund, L.P., solely as representative for the Stockholders and the Optionholders (as such terms are defined therein) with respect to the Michael Foods acquisition is terminated, the Michael Foods acquisition is abandoned or the Michael Foods acquisition does not close on or before August 1, 2014, then the foregoing ratio will revert to 5.75 to 1.00. The Amendment also provides for certain amendments to be effective upon the closing of the Michael Foods acquisition to (a) facilitate the acquisition of Michael Foods and the additional financing contemplated as part of the acquisition, (b) remove entirely the condition to borrowing described in clause (ii) above, (c) increase the senior secured leverage ratio covenant, calculated as provided in the Credit Agreement, as amended by the Amendment, from 2.75 to 1.00 to 3.00 to 1.00, and (d) increase the amount of permitted capital expenditures.
Joinder Agreement No. 1
On May 1, 2014, the Company also executed a Joinder Agreement No. 1 (the “Joinder No. 1”) to the Credit Agreement (as amended by the Amendment) with Bank of America, N.A., Barclays Bank PLC, BMO Harris Financing, Inc., Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, Nomura Corporate Funding Americas, LLC, Wells Fargo Bank, National Association (each an incremental revolving loan lender under the Joinder No. 1), and Wells Fargo Bank, National Association, as administrative agent. The Joinder No. 1 provides for, upon completion of the acquisition of Michael Foods and subject to certain other conditions, an incremental revolving commitment of $100,000,000, effectively increasing the maximum aggregate amount of the Revolving Credit Facility to $400,000,000. The Company intends to use the Revolving Credit Facility, as increased, for general corporate purposes including funding pending and future acquisitions, working capital and capital expenditures.
Joinder to Commitment Letter
On May 2, 2014, the Company executed a joinder agreement (the “Commitment Letter Joinder”) to the Company’s commitment letter (the “Commitment Letter”) dated April 16, 2014, previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 17, 2014, which amended the Commitment Letter to, among other things, add Goldman Sachs Lending Partners LLC, Bank of Montreal, BMO Capital Markets Corp., Nomura Corporate Funding Americas, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., SunTrust Robinson Humphrey, Inc., SunTrust Bank, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, PNC Bank, National Association, PNC Capital Markets LLC, Stifel Bank & Trust and CoBank, ACB as additional financial institutions and reallocate the commitments thereunder.
The foregoing descriptions of the Amendment, the Joinder No. 1 and the Commitment Letter Joinder do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the Amendment, the Joinder No. 1 and the Commitment Letter Joinder, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively. The representations and warranties, if any, contained in the Amendment, the Joinder No. 1 and the Commitment Letter Joinder were made only for purposes of such agreements and as of the dates specified therein; were solely for the benefit of the parties thereto; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations and warranties, if any, or any description thereof as characterizations of the actual state of facts or condition of the Company and its subsidiaries. Moreover, information concerning the subject matter of any representations and warranties may change after the date of the Amendment, the Joinder No. 1 or the Commitment Letter Joinder, which subsequent information may or may not be fully reflected in public disclosures by the Company.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2014	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description

10.1
First Amendment to Credit Agreement, dated as of May 1, 2014, by and among Post Holdings, Inc., Wells Fargo Bank, National Association, in its capacity as Administrative Agent, and the Required Lenders and the Guarantors party thereto

10.2
Joinder Agreement No. 1, dated as of May 1, 2014, by and among Bank of America, N.A., Barclays Bank PLC, BMO Harris Financing Inc., Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, Nomura Corporate Funding Americas, LLC and Wells Fargo Bank, National Association, Post Holdings, Inc., and Wells Fargo Bank, National Association, as administrative agent

10.3
Joinder Agreement to Commitment Letter, dated as of May 2, 2014, by and among Barclays Bank PLC, Credit Suisse AG Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Wells Fargo Bank, National Association, WF Investment Holdings, LLC, Wells Fargo Securities, LLC, Goldman Sachs Lending Partners LLC, Bank of Montreal, BMO Capital Markets Corp., Nomura Corporate Funding Americas, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of America, N.A., SunTrust Robinson Humphrey, Inc., SunTrust Bank, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, PNC Bank, National Association, PNC Capital Markets LLC, Stifel Bank & Trust and CoBank, ACB and Post Holdings, Inc.